EXHIBIT 24


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENT, that each of the undersigned directors or officers of Washington Homes, Inc., a Maryland corporation, hereby constitutes and appoints Geaton A. DeCesaris, Jr. his or her true and lawful attorney-in-fact and agent, with the full power to act, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Washington Homes, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of securities of Washington Homes, Inc. pursuant to a Registration Statement on Form S-8 relating to the Washington Homes Employee Stock Option Plan; but without limiting the generally of the foregoing, power and authority to sign the name of the undersigned to such Registration Statement and any and all amendments thereto (including post-effective amendments) and to any instruments and documents filed as part of or in connection with such Registration Statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed to these presents this 25th day of February 2000.


/s/ GEATON A. DECESARIS, SR.                         /s/ CHRISTOPHER R. SPENDLEY
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    Geaton A. DeCesaris, Sr.                             Christopher R. Spendley



/s/ THOMAS CONNELLY                                  /s/ PAUL C. SUKALO
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    Thomas Connelly                                      Paul C. Sukalo



/s/ THOMAS PELLERITO                                 /s/ RICHARD B. TALKIN
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    Thomas Pellerito                                     Richard B. Talkin



/s/ CLAYTON W. MILLER                                /s/ RICHARD FRARY
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    Clayton W. Miller                                    Richard Frary



/s/ RONALD M. SHAPIRO
----------------------------
    Ronald M. Shapiro